Note 5 - Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
5.	Property and Equipment

Property and equipment consist of the following, recorded at cost, as of December 31, 2014 and 2013:

		December 31,
Asset Category	Useful Lives	2014	2013
		( in thousands )
Land		$2,049	$2,049
Land improvements	15 years	1,143	2,543
Buildings and leasehold improvements	39 years	1,056	1,767
Facilities, wells, and equipment	5 – 15 years	22,666	35,326
Computer and office equipment	3 – 9 years	816	771
Other	3 – 5 years	148	73
		27,878	42,529
Less accumulated depreciation		(3,538)	(3,711)
Net property and equipment		$24,340	$38,818

Depreciation expense is computed using the straight-line method over the estimated useful lives of the assets.  Depreciation expense was $4.1 million, $4.1 million and $0.1 million for the Partnership for the years ended December 31, 2014, 2013 and 2012, respectively, of which $0.2 million and $0.1 million was included as a component of costs of services for the years ended December 31, 2014 and 2013.  Depreciation expense for the Predecessor in 2012 was $1.2 million.  Additionally, as a result of our impairment analysis, we wrote down the value of certain property and equipment which resulted in a decrease of accumulated depreciation of $4.3 million $0.6 million in 2014 and 2013, respectively.

During 2014, the Partnership recorded impairments of property and equipment at five of its SWD facilities.  At each of these facilities, the Partnership experienced revenue and volume decreases due to lower commodity markets and increasing competition and has forecasted decreases in drilling activity affecting volumes and revenues over the remaining life of the underlying assets.  Given these indicators of impairment, the Partnership compared its estimate of undiscounted future cash flows from the facilities to the carrying amount of the long-lived assets of the facilities, and determined they were no longer recoverable and were impaired.

The Partnership wrote these facility’s assets down from their net carrying value of $20.0 million to their estimated fair value of $7.2 million and recognized an impairment on the facilities totaling $12.8 million included in the impairments caption on the Consolidated Statement of Operations for the year ended December 31, 2014.

During 2013, the Partnership recorded impairments at one of its SWD facilities.  The Partnership experienced declining revenues and operating losses at this SWD facility since acquiring the facility on December 31, 2012 due to increased competition in proximity to the facility.  Given these impairment indicators, the Partnership compared its estimate of undiscounted future cash flows from the facility to the carrying amount of the long-lived assets of the facility, and determined that they were no longer recoverable and were impaired.

The Partnership wrote the facility assets down from their net carrying value of $4.5 million to their estimated fair value of $1.1 million and recognized an impairment of the facility totaling $3.4 included in the impairments caption on the Consolidated Statement of Operations for the year ended December 31, 2013.

 The following table shows the impaired property and equipment by category:

	Year Ended December 31,
	2014	2013
	(in thousands)
Asset Category
Land improvements	$1,514	$725
Buildings and leasehold improvements	748	135
Facilities, wells and equipment	14,796	2,964
	17,058	3,824
Accumulated depreciation	(4,285)	(397)
Impairment of facilities	$12,773	$3,427

Fair value was determined using expected future cash flows, which is a Level 3 input as defined in Accounting Standards Codification (“ASC”) 820, Fair Value Measurement.  The cash flows are those expected to be generated by the market participants, discounted at the Partnership’s estimated cost of capital.  Because of the uncertainties surrounding the repair of the facility and the market conditions, including the Partnership’s ability to generate and maintain sufficient revenues to operate the facility profitably, our estimate of expected future cash flows may change in the near term resulting in the need to further adjust our determination of fair value.